                       TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
       Distribution Date of October 25, 2000 for the Collection Period of
                 September 1, 2000 through September 30, 2000


       POOL DATA - ORIGINAL DEAL PARAMETERS
       Aggregate Net Investment Value (ANIV)                                                                    1,231,231,519.20
       Discounted Principal Balance                                                                             1,231,231,519.20
       Servicer Advance                                                                                             2,825,418.78
       Servicer Payahead                                                                                            1,580,862.05
       Number of Contracts                                                                                                56,340
       Weighted Average Lease Rate                                                                                         7.66%
       Weighted Average Remaining Term                                                                                      35.8
       Servicing Fee Percentage                                                                                            1.00%

       POOL DATA - CURRENT MONTH
       Aggregate Net Investment Value                                                                             215,479,303.46
       Discounted Principal Balance                                                                               205,463,969.48
       Servicer Advances                                                                                            1,403,044.15
       Servicer Pay Ahead Balance                                                                                   2,980,508.14
       Maturity Advances Outstanding                                                                               62,908,778.08
       Number of Current Contracts                                                                                        12,529
       Weighted Average Lease Rate                                                                                         8.17%
       Weighted Average Remaining Term                                                                                      10.2

       -------------------------------------------------------------------------------------------------------------------------
       RESERVE FUND:
         Initial Deposit Amount                                                                                    30,780,787.98
         Specified Reserve Fund Percentage                                                                                4.425%
         Specified Reserve Fund Amount                                                                             54,481,994.72

                                                                  CLASS A                CLASS B                    TOTAL
                                                                  AMOUNT                  AMOUNT                    AMOUNT
                                                                  ------                  ------                    ------
         Beginning Balance                                     33,740,301.67           1,227,656.25                34,967,957.92
         Withdrawal Amount                                      3,428,717.87                      -                 3,428,717.87
         Cash Capital Contribution                                         -                                                   -
         Transferor Excess                                        521,203.15                                          521,203.15
                                                              ------------------------------------------------------------------
         Reserve Fund Balance Prior to Release                30,832,786.95            1,227,656.25                32,060,443.20
         Specified Reserve Fund Balance                       53,254,338.47            1,227,656.25                54,481,994.72
                                                              ------------------------------------------------------------------
         Release to Transferor                                             -                      -                            -
         Ending Reserve Fund Balance                           30,832,786.95           1,227,656.25                32,060,443.20
         Prior Cumulative Withdrawal Amount                    32,840,779.48                      -                32,840,779.48
         Cumulative Withdrawal Amount                          38,192,632.15                      -                38,192,632.15
       -------------------------------------------------------------------------------------------------------------------------

       -------------------------------------------------------------------------------------------------------------------------
       LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                VEHICLES
                                                                                    --------
         Liquidated Contracts                                                          77
                                                                                       --
         Discounted Principal Balance                                                                              1,298,542.09
         Net Liquidation Proceeds                                                                                   (878,801.49)
         Recoveries - Previously Liquidated Contracts                                                               (434,411.61)
                                                                                                    ----------------------------
         Aggregate Credit Losses for the Collection Period                                                           (14,671.01)
                                                                                                    ============================
         Cumulative Credit Losses for all Periods                                                                 17,966,111.79
                                                                                                    ============================
         Repossessed in Current Period                                                 38
                                                                                       --

       RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                            Annualized Average
       FOR EACH COLLECTION PERIOD:                                                                        Charge-Off Rate
         Second Preceding Collection Period                                                                                0.91%
         First Preceding Collection Period                                                                                 2.75%
         Current Collection Period                                                                                        -0.07%

       -------------------------------------------------------------------------------------------------------------------------
       CONDITION (i) (CHARGE-OFF RATE)
       Three Month Average                                                                                                 1.19%
       Charge-off Rate Indicator ( > 1.25%)                                                                    CONDITION NOT MET
       -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                        PERCENT        ACCOUNTS         PERCENT          ANIV
  31-60 Days Delinquent                                       4.82%           604             4.79%       10,315,666.15
  61-90 Days Delinquent                                       0.81%           102             0.80%        1,721,427.73
  Over 90 Days Delinquent                                     0.08%            10             0.07%          149,060.49
                                                                      --------------------            --------------------------
  Total Delinquencies                                                         716                         12,186,154.37
                                                                      ====================            ==========================


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE
TO THE OUTSTANDING NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD
(INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                      1.28%
  First Preceding Collection Period                                                                                       1.09%
  Current Collection Period                                                                                               0.89%

--------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                     1.09%
  Delinquency Percentage Indicator ( > 1.25%)                                                                 CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                   VEHICLES
                                                                              --------
  Matured Lease Vehicle Inventory Sold                                          1832
                                                                                ----                              30,851,376.94
  Net Liquidation Proceeds                                                                                       (26,689,447.31)
                                                                                                      --------------------------
  Net Residual Value (Gain) Loss                                                                                   4,161,929.63
                                                                                                      ==========================
  Cumulative Residual Value (Gain) Loss                                                                           51,321,514.65
  all periods                                                                                         ==========================


                                                                                   AVERAGE                          AVERAGE
                                              NUMBER   SCHEDULED   SALE       NET LIQUIDATION                      RESIDUAL
MATURED VEHICLES SOLD FOR                      SOLD    MATURITIES  RATIO           PROCEEDS                          VALUE
EACH COLLECTION PERIOD:
  Second Preceding Collection Period          2,557      6,356         40.23%      13,807.31                          16,033.61
  First Preceding Collection Period           3,015      4,594         65.63%      13,996.23                          16,209.72
  Current Collection Period                   1,832         82        100.00%      14,568.48                          16,976.06
  Three Month Average                                                              14,072.58                          16,338.52

                                                                                                      --------------------------
Ratio of Three Month Average Net Liquidation                                                                             86.13%
Proceeds to Average Residual Value                                                                    --------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                               CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                           AMOUNT/RATIO                  TEST MET?

a) Number of Vehicles Sold > 25% of Scheduled Maturities                           100.00%                       YES

b) Number of Scheduled Maturities > 500                                              82                          NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75%                           86.13%                        NO
   of Avg. Residual Values

Residual Value Indicator  (condition met if tests a, b and c = YES)                                      CONDITION NOT MET

--------------------------------------------------------------------------------------------------------------------------------

                                TOYOTA MOTOR CREDIT CORPORATION
                    Servicer's Certificate - Toyota Auto Lease Trust 1997-A
              Distribution Date of October 25, 2000 for the Collection Period of
                          September 1, 2000 through September 30, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 CERTIFICATE BALANCE        CLASS A1       CLASS A2
                                                                  TOTAL        PERCENT         BALANCE      BALANCE        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                       98.00%
  Interest Collections                                        1,623,064.43
  Net Investment Income                                                -
  Non-recoverable Advances                                     (220,778.64)
                                                         ------------------
  Available Interest                                          1,402,285.79                 1,339,607.61          -              -
  Class A1, A2, A3 Notional Interest Accrual Amount            (391,031.25)                 (391,031.25)         -              -
  Unreimbursed A1, A2, A3 Interest Shortfall                           -                            -            -              -
  Interest Accrual for Adjusted Class B Certificate Bal.       (415,406.25)                 (415,406.25)
  Class B Interest Carryover Shortfall                                 -                            -
  Servicer's Fee                                               (212,325.98)                 (202,835.61)
  Capped Expenses                                               (32,441.31)                  (30,991.28)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                   -                            -
  Uncapped Expenses                                                    -                            -
                                                         ------------------             -----------------
  Total Unallocated Interest                                    351,081.00                   299,343.22
  Excess Interest to Transferor                                        -                    (299,343.22)
                                                         ------------------             -----------------
       Net Interest Collections Available                       351,081.00                          -
                                                         ------------------
  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES:                 (3,961,887.98)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                  -
  DEPOSIT TO RESERVE FUND:                                      521,203.15
  WITHDRAWAL FROM RESERVE FUND:                               3,428,717.87
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                   703,292.26
  NET WITHDRAWAL FROM THE RESERVE FUND:                       2,907,514.72

PRINCIPAL:
  Current Loss Amount                                        (4,147,258.62)               (3,961,887.98)         -              -
  Loss Reimbursement from Transferor                            533,170.11                   533,170.11          -              -
  Loss Reimbursement from Reserve Fund                        3,428,717.87                 3,428,717.87          -              -
                                                         ------------------             -----------------  ---------  --------------
      Total                                                    (185,370.64)                         -            -              -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
CLASS A INTEREST SUBORDINATED:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                              38,423,208.84                          -            -              -
  Allocations - Current Period                                         -                            -            -              -
  Allocations - Accelerated Principal Distribution                     -                            -            -              -
  Allocations - Not Disbursed Beginning of Period                      -                            -            -              -
  Allocations - Not Disbursed End of Period                            -                            -            -              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                            -            -              -
  Allocations - Current Period                                  806,437.50                   806,437.50          -              -
  Allocations - Not Disbursed Beginning of Period                      -                            -            -              -
  Allocations - Not Disbursed End of Period                     806,437.50                   806,437.50          -              -
DUE TO TRUST - CURRENT PERIOD:                                                                      -
  Total Deposit to/ (Withdrawal from) Reserve Fund           (2,907,514.72)
  Due To Trust                                               39,229,646.34                   806,437.50          -              -
                                                         ------------------             -----------------  ---------  --------------
     Total Due To Trust                                      36,322,131.62                   806,437.50          -              -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A3           CLASS B                 TRANSFEROR INTEREST
                                                             BALANCE           BALANCE            INTEREST             PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                       664,777.99       674,829.62               62,678.18
  Class A1, A2, A3 Notional Interest Accrual Amount       (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                      -
  Interest Accrual for Adjusted Class B Certificate Bal.                   (415,406.25)
  Class B Interest Carryover Shortfall                                             -
  Servicer's Fee                                                                                     (9,490.37)
  Capped Expenses                                                                                    (1,450.03)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                               -
  Uncapped Expenses                                                                                        -
                                                                                                 -----------------
  Total Unallocated Interest                                                                         51,737.78
  Excess Interest to Transferor                                                                     299,343.22
                                                                                                 -----------------
       Net Interest Collections Available                                                           351,081.00

  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES:                                                     (3,961,887.98)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                                      -
                                                                                                 -----------------
  DEPOSIT TO RESERVE FUND:                                                                       (3,610,806.98)
                                                                                                 -----------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                   (3,961,887.98)             -                                    (185,370.64)
  Loss Reimbursement from Transferor                       533,170.11              -               (533,170.11)
  Loss Reimbursement from Reserve Fund                   3,428,717.87              -
                                                        --------------   ---------------                              --------------
      Total                                                       -                -                                    (185,370.64)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -                -                                  38,423,208.84
  Allocations - Current Period                                    -                -
  Allocations - Accelerated Principal Distribution                -                -
  Allocations - Not Disbursed Beginning of Period                 -                -
  Allocations - Not Disbursed End of Period                       -                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -                -                       -
  Allocations - Current Period                             391,031.25       415,406.25
  Allocations - Not Disbursed Beginning of Period                 -                -
  Allocations - Not Disbursed End of Period                391,031.25       415,406.25
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                             391,031.25       415,406.25                     -          38,423,208.84
                                                        ---------------  ---------------         -----------------    --------------
     Total Due To Trust                                    391,031.25       415,406.25                     -          38,423,208.84
------------------------------------------------------------------------------------------------------------------------------------

                                TOYOTA MOTOR CREDIT CORPORATION
                    Servicer's Certificate - Toyota Auto Lease Trust 1997-A
              Distribution Date of October 25, 2000 for the Collection Period of
                        September 1, 2000 through September 30, 2000



--------------------------------------------------------------------------------------------------------------------------
                                                                   CERTIFICATE BALANCE                 CLASS A1
                                               TOTAL          PERCENT          BALANCE      PERCENT        BALANCE
--------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)   1,231,231,519.20
  Discounted Principal Balance            1,231,231,519.20
  Initial Notional/Certificate Balance                 -        100.00%     1,206,600,000.00   33.98%       410,000,000.00
  Percent of ANIV                                                                     98.00%                        33.30%
  Certificate Factor                                                               1.0000000                     1.0000000
  Notional/Certificate Rate                                                                                        6.2000%
  Target Maturity Date                                                                                  September 27, 1999
  Servicer Advance                            2,825,418.78
  Servicer Payahead                           1,580,862.05
  Number of Contracts                               56,340
  Weighted Average Lease Rate                        7.66%
  Weighted Average Remaining Term                     35.8
  Servicing Fee Percentage                           1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value            254,791,175.20
  Maturity Advance Outstanding              101,331,986.92
  ANIV Net of Maturity Advance**            153,459,188.28
  Discounted Principal Balance              218,316,022.95
  Notional/Certificate Balance                                                146,600,000.00                          -
  Adjusted Notional/Certificate Balance                                       146,600,000.00                          -
  Percent of ANIV                                                                     95.53%                         0.00%
  Certificate Factor                                                               1.0000000                          -
  Servicer Advances                           1,545,714.50
  Servicer Pay Ahead Balance                  3,474,912.47
  Number of Current Contracts                       14,713
  Weighted Average Lease Rate                        8.07%
  Weighted Average Remaining Term                      9.6

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value            215,479,303.46
  Maturity Advance Outstanding               62,908,778.08
  ANIV Net of Maturity Advance**            152,570,525.38
  Discounted Principal Balance              205,463,969.48
  Notional/Certificate Balance                                                146,600,000.00                          0.00
  Adjusted Notional/Certificate Balance                                       146,600,000.00                          0.00
  Percent of ANIV                                                                     96.09%                         0.00%
  Certificate Factor                                                               1.0000000                          -
  Servicer Advances                           1,403,044.15
  Servicer Pay Ahead Balance                  2,980,508.14
  Number of Current Contracts                       12,529
  Weighted Average Lease Rate                        8.17%
  Weighted Average Remaining Term                     10.2
  Prior Certificate Interest Payment Date  September 25, 2000
  Next Certificate Interest Payment Date    March 26, 2001

                                  ** Strictly for purposes of calculating Transferors Interest.
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                CLASS A2                   CLASS A3                  CLASS B
                                         PERCENT        BALANCE       PERCENT     BALANCE      PERCENT      BALANCE
---------------------------------------------------------------------------------------------------------------------------

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance     53.87%        650,000,000.00   6.03%   72,750,000.00   6.12%      73,850,000.00
  Percent of ANIV                                                52.79%                   5.91%                      6.00%
  Certificate Factor                                          1.0000000               1.0000000                  1.0000000
  Notional/Certificate Rate                                     6.3500%                 6.4500%                    6.7500%
  Target Maturity Date                               September 25, 2000          March 26, 2001         September 25, 2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                     -              72,750,000.00              73,850,000.00
  Adjusted Notional/Certificate Balance                            -              72,750,000.00              73,850,000.00
  Percent of ANIV                                                 0.00%                  47.41%                     48.12%
  Certificate Factor                                               -                  1.0000000                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advance Outstanding
  ANIV Net of Maturity Advance**
  Discounted Principal Balance
  Notional/Certificate Balance                                     0.00           72,750,000.00              73,850,000.00
  Adjusted Notional/Certificate Balance                            0.00           72,750,000.00              73,850,000.00
  Percent of ANIV                                                 0.00%                  47.68%                     48.40%
  Certificate Factor                                               -                  1.0000000                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date March 27, 2000
  Next Certificate Interest Payment Date  September 25, 2000

                                  ** Strictly for purposes of calculating Transferors Interest.

---------------------------------------------------------------------------------------------------------------------------
                                                    TRANSFEROR INTEREST
                                                         BALANCE
------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance                  24,631,519.20
  Percent of ANIV                                               2.00%
  Certificate Factor
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                           6,859,188.28
  Adjusted Notional/Certificate Balance                  6,859,188.28
  Percent of ANIV                                               4.47%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advance Outstanding
  ANIV Net of Maturity Advance**
  Discounted Principal Balance
  Notional/Certificate Balance                           5,970,525.38
  Adjusted Notional/Certificate Balance                  5,970,525.38
  Percent of ANIV                                               3.91%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date March 27, 2000
  Next Certificate Interest Payment Date  September 25, 2000

  ** Strictly for purposes of calculating Transferors Interest.

------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                              VEHICLES
                                                               --------
  Principal Collections                                                               2,671,373.60
  Prepayments in Full                                            267                  4,329,487.47
                                                                 ---
  Reallocation Payment                                            8                     161,091.64
                                                                 ---
  Interest Collections                                                                1,623,064.43
  Net Liquidation Proceeds and Recoveries                                             1,313,213.10
  Net Liquidation Proceeds - Vehicle Sales                                           26,689,447.31
  Non-Recoverable Advances                                                             (220,778.64)
                                                                                -----------------------
Total Available                                                                      36,566,898.91
--------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                             AMOUNT                            ANNUAL AMOUNT
                                                 -------------------------           -----------------------------
  Total Capped Expenses Paid                                    32,441.31                       291,971.79
  Total Uncapped Expenses Paid                                        -                                -
  Capped and Uncapped Expenses Due                                    -                                -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                               -
  Servicer's Fee Due Current Period                            212,325.98
  Servicer's Fee Paid                                          212,325.98
  Servicer's Fee Balance Due                                          -
 SUPPLEMENTAL SERVICER'S FEES                                   34,013.27
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                        VEHICLES                               AMOUNT
                                                         --------                               ------
  Beginning Unreinvested Principal Collections                                                         -
  Principal Collections & Liquidated Contracts                                                         -
  Allocation to Subsequent Contracts                        0                                          -
                                                          -----                      -----------------------------
  Ending Unreinvested Principal Collections                                                            -
------------------------------------------------------------------------------------------------------------------



I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ ROBERT WOODIE
------------------------------------------------------
Robert Woodie, National Treasury Manager



                                  Page 3